UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05984

The New Ireland Fund, Inc.
(Exact name of registrant as specified in charter)

One Boston Place

201 Washington St. 36th Floor

Boston, MA 02108
(Address of principal executive offices) (Zip code)

KBI Global Investors (North America) Ltd.

One Boston Place

201 Washington St. 36th Floor

Boston, MA 02108

(Name and address of agent for service)

1-800-468-6475

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Item 1. Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a web site, and you will be notified by mail each time a report is posted and provided with a web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 1-800-468-6475 or by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-800-468-6475 to let the Fund know of your request.

Semi-Annual Report

April 30, 2019

Managed Distribution Policy: The Board of Directors (the “Board”) of The New Ireland Fund, Inc. (the “Fund”) has authorized a managed distribution policy to pay quarterly distributions at an annual rate, set once a year, that is a percentage of the Fund’s net asset value (“NAV”) at October 31. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s managed distribution policy exemptive order. The Board may amend or terminate the managed distribution policy at any time without prior notice to shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s managed distribution policy.

Distribution Disclosure Classification: The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and the character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which the Fund’s assets are denominated, and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The distributions for the six months ended April 30, 2019 consisted of 100% net realized long-term capital gains.

In February 2019, a Form 1099-DIV was sent to shareholders, which stated the amount and composition of distributions and provided information with respect to their appropriate tax treatment for the 2018 calendar year.

Letter to Shareholders

Dear Stockholder,

We are pleased to provide the Semi-Annual Report for The New Ireland Fund, Inc. (the “Fund”) for the six months ended April 30, 2019.

For the 6 months ended April 30, 2019, the Fund’s net asset value (“NAV”) increased 4.8%, slightly underperforming the Fund’s benchmark, the MSCI All Ireland Capped Index (“MSCI”), which increased 5.1%. The Fund’s market price increased 5.6% over the same period.

Despite a turbulent end to 2018, Equity markets had a positive start to 2019 with most markets showing strong positive returns for the calendar year to April 30, 2019 as detailed further in our Management Discussion and Analysis. The MSCI lagged the S&P 500 Index by 1.2% and 4.7% respectively over the three and six month periods ended April 30, 2019. The US dollar strengthened during the 6-month period versus the Euro, increasing 1.1%.

The Irish economy continues to perform well with GDP growing by 6.7% in 2018. For 2019, the Central Bank of Ireland estimates GDP growth of 4.2%, however we believe this figure could be lower by approximately 1% should the UK leave the EU in a disorderly fashion. The unemployment rate continues to decline and at 5.4% is well below the European average of 7.7%.

The Fund continues to review it Discount Management Program and during the period under review repurchased 10,500 shares.

Our detailed comments regarding the Irish economy, market and Fund performance follows in our Management Discussion and Analysis. Please do not hesitate to let us know if you have questions or concerns. We would encourage you to visit our website at www.newirelandfund.com for daily price information, fund documents as well as investment updates. We thank you for investing with us and we look forward to our continued relationship.

Sincerely,

David Dempsey Chair of the Board June 14, 2019	Sean Hawkshaw Director, & President June 14, 2019

Important Information Concerning Management Discussion and Analysis and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of April 30, 2019. The views expressed in the Management Discussion and Analysis section (the “MD&A”) are those of the Fund’s portfolio manager and are subject to change without notice. They do not necessarily represent the views of KBI Global Investors (North America) Ltd. The MD&A contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results.

Management Discussion and Analysis (as of April 30, 2019)

Over the most recent fiscal quarter, the Fund’s net asset value (“NAV”) per share increased by 8.7% in U.S. Dollar terms1 to $11.31, as compared to the MSCI Ireland All Capped Index (“MSCI”) which increased by 8.3% over the period. For the 6 months ended April 30, 2019, the Fund’s NAV returned 4.8%, slightly underperforming the comparable MSCI return of 5.1%.

Irish Economic Review

In the latest available data, for Q4 2018, Ireland’s GDP grew by 2.6% relative to the same quarter of the previous year, while GNP declined by 0.5% over the same period. This was a significant decline in the pace of growth from that seen in previous quarters.

However, as frequently mentioned in previous reports, GDP and GNP statistics for Ireland can be somewhat (or indeed very) misleading. Although the statistics are correct, we believe that GDP and GNP are no longer as useful as they once were in measuring the real change of activity in an economy, such as Ireland’s, which is very open to international capital and trade flows of many kinds. In response, Ireland’s Central Statistics Office has started to produce a new indicator, Gross National Income (“GNI”), which is designed to produce a measure of growth which is more meaningful, stripping out the impact of various factors such as redomiciled companies and depreciation of intellectual property. This indicator will, over time, help economists and policymakers to

[1]	All returns are in US dollars unless stated otherwise.

make a more accurate assessment of the pace of economic growth. In the short-term, however, it is of limited value as it not available on a quarterly basis, or in real (inflation-adjusted) terms.

Fortunately, there are a range of other indicators which can be used to evaluate the strength of the Irish economy.

Retail sales in Ireland have grown steadily, with the noticeable exception of March of 2018, when Ireland was hit by severe weather, which had a major adverse impact on consumer spending. The most recent data shows a year-on-year growth rate of 5.0%, for March, a very solid growth rate by historical standards.

Consumer confidence had been very strong, helped by a strong labor market, but there was a significant drop from July 2018 onwards. Although it is not possible to be sure of the reason for this decline, concern about the UK’s withdrawal from the European Union (‘Brexit’) may be a significant factor.

The pattern of business confidence is somewhat different to that seen in consumer confidence. Over the last two to three years, business confidence has been quite strong, and well above the neutral level. The ongoing uncertainties around Brexit do not appear to have had a substantial impact on business confidence, perhaps surprisingly.

There continues to be a steady trend downwards in unemployment, as measured by the “live register”. The number of unemployed on this measure has fallen from a peak of 356,000 in January 2012 to 129,700 in April of this year. The unemployment rate has also declined and stands at 5.4% (also April data), down from a peak of 16.0%. Ireland’s unemployment rate is now substantially below the eurozone average which stands at 7.7%. However, it is noticeable that there has been a slight ‘flattening’ of the pace of decline in recent months. We believe this may be due to uncertainty about Brexit.

Credit is growing modestly, after many years of declines. Mortgage lending grew by only 1.4% in the year to March of this year, while loans to the non-financial corporate sector grew by just over 3% over the same period. The overall pattern is that while growth remains strong, it is certainly not debt-fueled. Both the corporate and household sectors have very significantly reduced their debt, in absolute terms, since the peak of the last cycle in 2009.

The government is estimated to have achieved a small budget surplus in 2018, the first surplus since 2007, with a surplus of less than 0.1% of GDP. This represented a small, but significant, improvement from the modest deficit of 0.3% seen in 2017. Brexit-related uncertainties create considerable difficulties in forecasting the fiscal outcome for 2019 and 2020, but if a Brexit ‘crash’ is avoided, there should continue to be modest surpluses in the years ahead. In the event of the UK leaving the EU with no withdrawal agreement in place, it is likely that the Irish government would undertake targeted additional spending and perhaps some modest tax cuts to offset the negative impact, leading to a budget deficit this year and next.

The debt/GDP ratio is estimated to have peaked in 2013, at about 120%, and we estimate that it fell to about 65% at the end of 2018 - though this overstates the real level of indebtedness as it excludes large cash-on-hand balances. On the other hand, distortions to the actual size of GDP are exaggerating the scale of the improvement. On balance, we believe these issues make it difficult to be definitive about the size of the improvement but there can be no doubt that the fiscal situation has improved drastically over the last number of years.

“Brexit”

The decision of the UK electorate to vote to leave the European Union may have significant ramifications for the Irish economy. The UK is very likely to leave the Customs Union and the European Single Market. This is the least welcome option for Ireland, as it means that there may have to be customs controls and checks on the land border between the Republic of Ireland and Northern Ireland, and on sea crossings between the Republic and the UK, which could be quite disruptive to trade.

In November 2018, agreement was reached between the UK government and the European Union on a Withdrawal Agreement that would, if implemented, result in reasonably free trade between the UK and EU for several years. If this deal is ratified by the UK and EU parliaments, there would still be some negative impact on the UK and Irish economies, but we believe this impact would be quite limited, and disruption would be kept to a fairly low level.

However, the UK government has been unable to get parliamentary ratification for this agreement, which has led to an extension of the proposed Brexit date until the end of October 2019. Negotiations continue between and within UK political parties to seek a compromise that will allow an orderly Brexit by the end of October (or earlier if agreement is reached at an early date).

At the time of writing it is far from clear whether the agreement will be ratified by the UK Parliament, or whether an amended agreement will be ratified, or if the UK will depart the EU without any transition agreement. All these outcomes remain possible, although the extension of the Brexit date deadline to the end of October helps by providing some time for in-depth negotiations.

We believe that a disorderly exit of the UK from the EU would be very likely to result in significant, or perhaps even severe, disruption to international trade between the UK and the EU (including Ireland) for a period of time likely to be at least weeks, and possibly months. We estimate that there could be a negative impact on economic growth in Ireland amounting to at least 1% of GDP, with potential for a higher level of impact, although this should be seen in the context of an economy which is in reality probably growing at close to 5% per annum.

For 2019, the Central Bank of Ireland is forecasting GDP growth of 4.2%, led by capital investment in particular. However, forecasts are highly dependent on the outcome of the Brexit process (unknown at the time of writing), and while the Central Bank’s forecast is reasonable in a “benign Brexit” scenario, in our view growth will be materially lower if the UK leaves the EU in a disorderly fashion. In that scenario, we would tentatively forecast growth of no more than 3.5%.

Equity Market Review

The last few weeks of 2018 proved difficult for equity markets, however over recent months we have seen a reversal in performance, driven not least by a reassuring set of earnings releases by companies across the board. As can be seen from the chart below, the Irish market performed poorly over the 12-month period, experiencing its most difficult year since the global financial crisis, but has bounced strongly since. The performance of the MSCI All Ireland Capped Index compared to peer global indices is summarized below. The US dollar strengthened against the Euro by 1.1% over the 6 months, reflecting the global risk aversion of investors and the US dollar acting as a safe haven.

MARKET INDEX	3 Months ended April 30, 2019 (% return)		6 Months ended April 30, 2019 (% return)		12 Months ended April 30, 2019 (% return)
	Local	USD $	Local	USD $	Local	USD $
IRELAND SE OVERALL (ISEQ)	13.3	10.7	6.4	5.2	-3.4	-10.4
MSCI ALL IRELAND CAPPED $	10.8	8.3	6.3	5.1	0.0	-7.2
S&P 500 COMPOSITE	9.5	9.5	9.8	9.8	13.5	13.5
NASDAQ COMPOSITE	11.5	11.5	11.4	11.4	15.8	15.8
FTSE 100	8.1	7.1	6.4	8.6	3.1	-2.4
TOPIX	4.4	2.0	-0.4	0.9	-6.8	-8.4
EURO STOXX 50	12.2	9.6	11.5	10.2	3.0	-4.5
DAX 30	10.5	7.9	7.8	6.7	-2.1	-9.2
FRANCE CAC 40	12.7	10.1	10.9	9.7	4.7	-2.9
AEX INDEX (AEX)	11.3	8.7	12.2	11.0	6.4	-1.3
FTSE 250	6.8	5.8	6.2	8.4	0.5	-4.9

Note-Indices are total gross return

*	Source: Datastream

As noted earlier, the Fund produced a positive return for the 6 months ended April 30, 2019.

Major Fund stock capital moves over the 6 months to April 30, 2019
(in US dollar terms)

Strongest % move		Weakest % move
Covanta Holding Corp	+27%	Total Produce plc	-16%
Grafton Group plc	+26%	IPL Plastics, Inc.	-12%
Greencore Group plc	+25%	Applegreen plc	-11%
Malin Corp. plc	+23%	Cairn Homes plc	-10%
Kingspan Group plc	+21%	Bank of Ireland Group plc	-9%

Highlights regarding some of the significant contributors to the Fund’s performance over the 6-month period are detailed below:

Covanta Holding Corp: The stock performed strongly on the back of posting strong results and its commitment to maintaining its very attractive dividend. The company also announced strong positive trends in waste prices, which is fundamental to their business, and an attractive growth pipeline of opportunities in Europe. A number of analysts upgraded their rating on the stock as a result.

Grafton Group plc: The stock benefitted from a strong trading update and the subsequent release of excellent earnings. The management announced strong like-for-like growth versus the first quarter of 2018, not least helped by more favorable weather. The company also announced a further acquisition in the Netherlands and commented on further possibilities for growth which helped sentiment towards the stock.

Greencore Group plc: The stock performed strongly post the disposal of all their US assets which resulted in the payment of a special dividend to shareholders as well as a material repayment of outstanding debt. The company is now firmly established as a strong leader in its core businesses in the UK which the market is pleased with.

Malin Corporation plc: The company, now under new management, firstly reassured shareholders at a Capital Markets day during the fourth quarter of 2018. The performance of the stock was further helped by a number of positive announcements 2019 YTD, with respect to some of the drug developments in its portfolio as well as management appointments in underlying investee companies.

Kingspan Group plc: The company announced strong results which gave the market further evidence of the strong underlying growth in the Kingspan business model. The company also reassured investors that they are looking at further possible acquisitions that should further enhance growth and shareholder value.

Total Produce plc: While the underlying results and fundamentals for the core business remained relatively strong, the share price was hit in a reaction to a listeria outbreak in certain parts of the US that affected the lettuce crop. As a result, lettuce was removed from the supermarkets across the US and as a fresh produce distributor, which includes lettuce, the shares were weaker.

IPL Plastics, Inc: The company announced strong and reassuring results for 2018. However, in its outlook it warned of operational issues with respect to one of its divisions, Reusable Plastics, that would affect earnings for the upcoming quarter. The shares reacted with disappointment although management described this as a temporary disruption.

Applegreen plc: The shares were weak on concerns around the company’s exposure to the UK economy and consumer in particular post last year’s acquisition of a Welcome Break gas station network across the UK. The concerns were fueled by the fact that the company has relatively high debt leverage as a result of the acquisition, and some commentary surrounding a slowing UK consumer. The company have been more confident in their commentary than the more negative share price reaction.

Cairn Homes plc: Underlying results and trends for the listed homebuilder have remained very strong and the outlook very positive for the sector in Ireland. The share price has been weak since the recent placing of shares by a major founder shareholder and the CEO during recent months. The sale by the CEO in particular has dented confidence in the outlook despite confident statements by management and analysts.

Bank of Ireland Group plc: The share price has been weaker and has ebbed and flowed with respect to sentiment surrounding Brexit primarily. The bank has the most exposure to the UK of any Irish bank and as a result was weaker over recent months. The actual results posted by the company were in line with analyst expectations.

Global Market Outlook

After a relatively torrid final quarter to 2018, equity market returns were extremely strong for the first few months of 2019, reversing many of the losses of Q4. In summary, the strong rally was predominantly a mirror reflection of what had occurred during Q4 with positive sentiment winning out, helped by:

●	A de-escalation of fears for a global trade war as a result of ongoing US-China trade tensions;

●

Central Banks turning more dovish, particularly the US’s Federal Reserve which significantly changed its interest rates outlook. The European Central Bank also appeared set to remain very much in dovish mode;

●	An extension of the Brexit deadline, with a “no deal” exit not at all expected by markets; and

●	Within equity markets and across asset classes, riskier sectors and assets generally outperforming with very large US and Emerging Market tech stocks re-emerging as winners for the quarter.

We continue to believe that fundamentals remain supportive for further gains in global equity markets but expect absolute returns from here to be more modest. After the strong gains seen in the first few months of this year, we believe it is reasonable to expect that markets will tread water in a narrow trading range in the near term to allow fundamentals to ‘catch up’. Economic growth has been slowing but importantly, the major world economies are still growing, and patient policymakers are again very market friendly in the absence of any significant inflationary fears.

In our opinion fears of a global recession are overblown at this point. We believe reassurance on fundamentals over coming months should continue to support higher global equity markets and pressure bond yields higher again. Returns available on cash and yields on fixed income are negligible and we note that global investor surveys show that investors are currently positioned very defensively with above-average cash holdings.

Markets are “desperately seeking reassurance” on three fronts:

1)	Geopolitical front: seeking positive deal-making between China and the US and some further progress on Brexit;

2)	Macro: confirmation of a growing, not slowing, global economy; and

3)	Micro: despite negative earnings revisions of late, investors will look to companies to provide comfort on the outlook for their earnings.

With markets far from complacent we continue to monitor the various downside risks with our core expectation remaining that a gradually reassuring outlook will support further market gains.

Irish Market Outlook

We believe the medium- and longer-term outlook remains very positive for both the Irish economy and stock-market. The Brexit outcome will continue to hang over the market for the next number of months, and it is still seemingly impossible and indeed foolhardy to predict the final outcome. Near term sentiment looks set to be dominated by US-China trade negotiations. In managing the portfolio, we continue to focus on fundamentals to the medium term rather than attempting to second guess near term events.

As noted earlier, we believe the support for equities will be dependent on fundamentals more than sentiment from here, with sentiment having been the predominant driver of the flip-flop between Q4 2018 and Q1 2019. We believe earnings growth will be the most crucial driver from here, helped by a continuation of the global economic expansion, albeit at a slower pace.

In our opinion, overall valuations are at fair value levels after 10 years of a bull market. Across sectors at a global level we are concerned by the extent of the over-valuation of select pockets such as elements of the technology sector. However, Ireland is immune from this sectoral exposure.

It is also crucial that we see signs of a stabilization of the European economy led by Germany and France, and we expect to see corporate leadership via increased M&A activity. Share buybacks and higher dividends should also support stocks.

We continue to manage the portfolio with a strong bottom up stock picking emphasis, always seeking superior growth at attractive valuations and not compromising on quality. We remain confident but also ever vigilant as there are some near term political events that may challenge the outlook depending on the outcome.

Noel O’Halloran,
Chief Investment Officer,
KBI Global Investors (North America) Ltd
June 14, 2019

Investment Summary (unaudited)

Total Return (%)
	Market Value (a)		Net Asset Value (a)
	Cumulative	Average Annual (b)	Cumulative	Average Annual (b)
Six Months	5.62	5.62	4.82	4.82
One Year	(15.29)	(15.29)	(13.23)	(13.23)
Three Year	(8.56)	(2.94)	(3.51)	(1.18)
Five Year	8.07	1.57	12.42	2.37
Ten Year	209.23	11.95	194.55	11.41

	Per Share Information and Returns
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	Six Months Ended April 30, 2019
Net Asset Value ($)	8.20	7.70	8.45	9.59	14.24	14.17	16.31	13.04	15.56	11.07	11.31
Income Dividends ($)	(0.33)	—	(0.06)	(0.02)	—	(0.07)	—	(0.16)	—	—	—
Capital Gain Distributions ($)	(2.76)	—	—	—	—	(0.30)	(1.13)	(2.06)	(1.14)	(1.16)	(0.22)
Total Return (%) (a)	26.91	(6.10)	10.69	13.82	48.49	2.39	25.09	(5.66)	30.04	(21.54)	4.82(b)

Notes

(a)

Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash purchase Plan (the “Plan”). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the plan, see page 25.

(b)	Period less than one year are not anualized.

Past Results are not necessarily indicative of future performance of the Fund.

Portfolio by Market Sector as of April 30, 2019
(Percentage of Net Assets) (unaudited)

Top 10 Holdings by Issuer as of April 30, 2019 (unaudited)

Holding	Sector	% of Net Assets
CRH PLC	Construction Materials	25.77%
Ryanair Holdings PLC	Airlines	9.20%
Kingspan Group PLC	Building Products	5.65%
Dalata Hotel Group PLC	Hotels, Restaurants & Leisure	3.79%
Smurfit Kappa Group PLC	Containers & Packaging	3.39%
Greencoat Renewables PLC	Multi-Utilities	3.33%
DCC PLC	Industrial Conglomerates	3.21%
Grafton Group PLC	Trading Companies & Distributors	3.19%
Covanta Holding Corp.	Commercial Services & Supplies	3.13%
Green, REIT, PLC	Equity Real Estate Investment Trusts (REITs)	3.04%

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited)

April 30, 2019	Shares	Value (U.S.) (Note A)
COMMON STOCKS (98.83%)
COMMON STOCKS OF IRISH COMPANIES (87.35%)

Airlines (9.20%)
Ryanair Holdings PLC *	269,938	$3,613,484
Ryanair Holdings PLC - Sponsored ADR *	20,097	1,560,331
		5,173,815
Banks (5.62%)
AIB Group PLC	333,051	1,545,756
Bank of Ireland Group PLC	253,008	1,614,679
		3,160,435
Beverages (1.04%)
C&C Group PLC	154,051	584,875
Building Products (5.65%)
Kingspan Group PLC	60,377	3,174,672
Construction Materials (25.77%)
CRH PLC	431,719	14,492,642
Containers & Packaging (3.39%)
Smurfit Kappa Group PLC	65,064	1,906,865
Equity Real Estate Investment Trusts (REITs) (3.04%)
Green, REIT, PLC	900,477	1,710,904
Food & Staples Retailing (2.37%)
Total Produce PLC	748,397	1,334,654
Food Products (3.18%)
Glanbia PLC	31,761	583,865
Greencore Group PLC	43,369	130,073
Kerry Group PLC, Series A	8,435	944,181
Origin Enterprises PLC	21,273	131,468
		1,789,587
Health Care Providers & Services (1.56%)
UDG Healthcare PLC	102,268	876,160
Hotels, Restaurants & Leisure (5.87%)
Dalata Hotel Group PLC	322,959	2,133,548
Paddy Power Betfair PLC	13,908	1,164,953
		3,298,501

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited) (continued)

April 30, 2019	Shares	Value (U.S.) (Note A)
COMMON STOCKS (continued)

Household Durables (2.25%)
Cairn Homes PLC *	163,100	$235,253
Glenveagh Properties PLC *	1,126,099	1,031,901
		1,267,154
Industrial Conglomerates (3.21%)
DCC PLC	20,226	1,806,143
Internet & Catalog Retail (1.23%)
Hostelworld Group PLC	230,095	689,062
Life Sciences Tools & Services (0.85%)
Malin Corp. PLC *	81,980	478,135
Machinery (1.63%)
Mincon Group PLC	718,130	918,222
Marine (1.79%)
Irish Continental Group PLC - UTS	177,922	1,003,777
Multi-Utilities (3.33%)
Greencoat Renewables PLC	1,484,410	1,873,036
Pharmaceuticals (0.50%)
Amryt Pharma PLC *	1,804,917	283,416
Specialty Retail (2.68%)
Applegreen PLC	251,921	1,508,847
Trading Companies & Distributors (3.19%)
Grafton Group PLC	155,697	1,790,718
TOTAL COMMON STOCKS OF IRISH COMPANIES
(Cost $39,085,723)		49,121,620

COMMON STOCKS OF CANADIAN COMPANIES (2.90%)

Containers & Packaging (2.90%)
IPL Plastics, Inc. *	223,828	1,630,635
TOTAL COMMON STOCKS OF CANADIAN COMPANIES
(Cost $1,617,280)		1,630,635
COMMON STOCKS OF FRENCH COMPANIES (5.45%)

Building Products (2.82%)
Cie de St-Gobain	38,834	1,587,195

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited) (continued)

April 30, 2019	Shares	Value (U.S.) (Note A)
COMMON STOCKS (continued)

Multi-Utilities (2.63%)
Veolia Environnement SA	62,609	$1,478,886
TOTAL COMMON STOCKS OF FRENCH COMPANIES
(Cost $2,754,216)		3,066,081

COMMON STOCKS OF UNITED STATES COMPANIES (3.13%)

Commercial Services & Supplies (3.13%)
Covanta Holding Corp.	97,509	1,761,987
TOTAL COMMON STOCKS OF UNITED STATES COMPANIES
(Cost $1,532,371)		1,761,987

TOTAL COMMON STOCKS
(Cost $44,989,590)		$55,580,323

TOTAL INVESTMENTS (98.83%)
(Cost 44,989,590)		55,580,323
OTHER ASSETS AND LIABILITIES (1.17%)		657,616
NET ASSETS (100.00%)		$56,237,939

*	Non-income producing security.
ADR	– American Depositary Receipt traded in U.S. dollars.
REIT	– Real Estate Investment Trust
UTS	– Units

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Assets and Liabilities (unaudited)

April 30, 2019

ASSETS:
Investments at value (Cost $44,989,590) See accompanying schedule	U.S.	$55,580,323
Cash		70,202
Foreign Currency (Cost $258,100)		258,872
Dividends receivable		267,405
Prepaid expenses		217,485
Total assets	U.S.	$56,394,287

LIABILITIES:
Investment advisory fee payable (Note B)	U.S.	$29,579
Payable for Fund shares repurchased		14,233
Directors' fees and expenses payable		40,089
Printing fees payable		27,309
Accrued audit fees payable		21,329
Custody fees payable (Note B)		8,522
Accrued expenses and other payables		8,209
Administration fee payable (Note B)		7,078
Total liabilities		156,348

NET ASSETS	U.S.	$56,237,939

AT APRIL 30, 2019 NET ASSETS CONSISTED OF:
Common Stock, U.S. $.01 Par Value - Authorized 20,000,000 Shares Issued and Outstanding 4,971,278		$49,713
Additional paid-in capital		45,536,034
Total distributable earnings		10,652,192
TOTAL NET ASSETS		$56,237,939

NET ASSET VALUE PER SHARE
(Applicable to 4,971,278 outstanding shares)
(authorized 20,000,000 shares)
(U.S. $56,237,939 ÷ 4,971,278)		$11.31

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Operations

				For the Six Months Ended April 30, 2019 (unaudited)

INVESTMENT INCOME
Dividends			U.S.	$612,556
Less: Foreign taxes withheld				(402)
TOTAL INVESTMENT INCOME				612,154

EXPENSES
Investment advisory fees (Note B)	U.S.	$170,324
Directors' fees		117,835
Administration fees (Note B)		49,157
Legal fees		34,712
Compliance fees (Note B)		33,861
Investor services fees		22,710
Audit fees		21,324
Printing and mailing expenses		19,554
Transfer agent fees (Note B)		15,051
Custodian fees (Note B)		14,142
Insurance premiums		12,173
NYSE listing fee		11,763
Other expenses		24,899
TOTAL EXPENSES				547,505
NET INVESTMENT INCOME			U.S.	$64,649

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Realized gain/(loss) on:
Securities transactions		441,438
Foreign currency transactions		2,774
Net realized gain on investments and foreign currency during the period				444,212
Net change in unrealized appreciation/(depreciation) of:
Securities		1,775,146
Foreign currency and net other assets		(1,983)
Net unrealized appreciation of investments and foreign currency during the period				1,773,163
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY				2,217,375

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS			U.S.	$2,282,024

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statements of Changes in Net Assets

		Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31, 2018

OPERATIONS:
Net investment gain (loss)	U.S.	$64,649	U.S.	$(179,094)
Net realized gain on investments and foreign currency transactions		444,212		1,314,768
Net unrealized appreciation (depreciation) of investments, foreign currency holdings and net other assets		1,773,163		(12,283,278)
Net increase (decrease) in net assets resulting from operations		2,282,024		(11,147,604)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings		(1,102,633)		(5,758,935)
Total distributions		(1,102,633)		(5,758,935)

CAPITAL SHARE TRANSACTIONS:
Value of 0 and 1,245,445 shares issued, respectively, to shareholders in connection with a rights offering (Note E)		—		13,910,935
Value of 10,500 and 0 shares repurchased, respectively, to shareholders in connection with a share repurchase program (Note F)		(97,970)		—
Net increase/(decrease) in net assets resulting from capital share transactions		(97,970)		13,910,935
Total increase/(decrease) in net assets		1,081,421		(2,995,604)

NET ASSETS:
Beginning of period		55,156,518		58,152,122
End of period	U.S.	$56,237,939	U.S.	$55,156,518

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Financial Highlights (For a Fund share outstanding throughout each period)

		Six Months Ended		Year Ended October 31,
		April 30, 2019 (unaudited)		2018		2017	2016		2015	2014
Operating Performance:
Net Asset Value, Beginning of Period	U.S.	$11.07		$15.56		$13.04	$16.31		$14.17	$14.24
Net Investment Income/(Loss)		0.01		(0.03)		(0.15)	(0.06)		0.21	(0.04)
Net Realized and Unrealized Gain/(Loss) on Investments		0.45		(2.21)		3.67	(0.88)		3.06	0.34
Net Increase/(Decrease) in Net Assets Resulting from Investment Operations		0.46		(2.24)		3.52	(0.94)		3.27	0.30
Distributions to Shareholders from:
Net Investment Income		—		—		—	(0.16)		—	(0.07)
Net Realized Gains		(0.22)		(1.16)		(1.14)	(2.06)		(1.13)	(0.30)
Total from Distributions		(0.22)		(1.16)		(1.14)	(2.22)		(1.13)	(0.37)
Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions		0.00	††	(1.09	)(a)	0.14 (b)	(0.11	)(c)	—	—
Net Asset Value, End of Period	U.S.	$11.31		$11.07		$15.56	$13.04		$16.31	$14.17
Share Price, End of Period	U.S.	$9.45		$9.18		$13.65	$11.65		$13.60	$12.25
Total NAV Investment Return (d)		4.82	%(e)	(21.54)%		30.04%	(5.66)%		25.09%	2.39%
Total Market Investment Return (f)		5.62	%(e)	(25.83)%		27.69%	1.08%		20.66%	1.65%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, End of Period (000's)	U.S.	$56,238		$55,157		$58,152	$69,585		$82,100	$71,357
Ratio of Net Investment Income/(Loss) to Average Net Assets		0.25	%(g)	(0.27)%		(0.76)%	(0.41)%		1.33%	(0.26)%
Ratio of Operating Expenses to Average Net Assets		2.08	%(g)	1.98%		2.19%	1.78%		1.68%	1.68%
Portfolio Turnover Rate		5	%(e)	18%		14%	22%		47%	29%

††	Less than one cent per share.
(a)	Amount represents per share impact related to a Rights Offering, which was completed in December 2017.
(b)	Amount represents per share impact related to the Tender Offer, which was completed in May 2017.
(c)	Amount represents per share impact for new shares issued as Capital Gain Stock Distribution.
(d)	Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend
Reinvestment and Cash Purchase Plan.
(e)	Periods less than one year are not annualized.
(f)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend
Reinvestment and Cash Purchase Plan.
(g)	Annualized.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited)

The New Ireland Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund’s investment objective, the investment strategy now has a bias towards Ireland’s growth companies.

Under normal circumstances, the Fund invests at least 80% of its total assets in Irish equity and fixed income securities. At least 65% of the Fund’s total assets will be invested in equity securities of issuers organized under the laws of Ireland (“Irish Companies”). Accordingly, the Fund’s assets invested in equity securities of Irish Companies may include investments in Companies that are organized in Ireland, but have limited business activities in Ireland. The remaining 20% of the Fund’s assets may be invested in other types of securities, including equity and debt securities of issuers from throughout the world regardless of whether such issuers are or may be affected by developments in the Irish economy or Ireland’s international economic relations. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

To the extent the Fund invests in Irish Companies that have limited business activities in Ireland, or in non-Irish companies that have no economic ties to Ireland, its performance may diverge, perhaps materially, from the performance of the Irish economy and securities markets, and the Fund may be exposed to the risks of countries in which these companies are located or have their principal business activities.

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Amendments to the Scope, Measurements, and Disclosure Requirements applicable to Investment Companies.

A. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less may be valued at amortized cost.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Fair Value Measurements: As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

At the end of each fiscal quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listing or delistings on national exchanges.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of period. The summary of inputs used to value the Fund’s net assets as of April 30, 2019 is as follows:

	Total Value at 04/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities
Common Stocks*
Life Sciences Tools & Services	$478,135	$—	$478,135	$—
Machinery	918,222		918,222
Pharmaceuticals	283,416		283,416
Other Industries	53,900,550	53,900,550	—	—
Total Investments ^	$55,580,323	$53,900,550	$1,679,773	$—

*	See Portfolio Holdings detail for country breakout.
^	Investments are disclosed individually on the Portfolio Holdings.

Dividends and Distributions to Stockholders: The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

U.S. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. federal income taxes is required

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2018, 2017, 2016, and 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from Interactive Data Corp. each day the current 4:00 pm New York time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

Securities Transactions and Investment Income: Securities transactions are recorded based on their trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018—13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

B. Management Services:

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with KBI Global Investors (North America) Ltd. (“KBIGINA”). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% of the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, KBIGINA provides investor services to existing and potential shareholders.

The Fund has entered into an administration agreement (the “Administration Agreement”) with U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) as of December 16, 2016. The Fund pays Fund Services an annual fee payable monthly.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

The Fund has entered into an agreement with U.S. Bank, N.A. to serve as the custodian for the Fund’s assets.

The Fund has entered into a transfer agency and registrar services agreement (the “Transfer Agency and Registrar Services Agreement”) with American Stock Transfer & Trust Company, LLC (“AST”) to serve as transfer agent for the Fund.

The Fund has entered into an agreement with Vigilant Compliance, LLC for compliance services.

C. Purchases and Sales of Securities:

The cost of purchases and proceeds from sales of securities for the six month period ended April 30, 2019, excluding U.S. government and short-term investments, aggregated to U.S. $2,824,357 and U.S. $2,648,100, respectively.

D. Components of Distributable Earnings:

At October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Qualified Late Year Losses Deferred	Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$—	$—	$—	$722,308	$8,750,493

As of October 31, 2018, the Fund had no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation, on assets and liabilities in foreign currencies on a tax basis as of April 30, 2019, were as follows:

Total Cost of Investments	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net unrealized Appreciation on Investments	Net Unrealized Appreciation on Foreign Currency	Net Unrealized Appreciation
$44,989,590	$12,308,464	$(1,717,731)	$10,590,733	$771	$10,591,504

E. Common Stock

For the six months ended April 30, 2019, the Fund did not issue any shares. For the year ended October 31, 2018, the Fund issued 1,245,445 shares in connection with a Rights Offering in the amount of $13,910,935.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

F. Share Repurchase Program:

In accordance with Section 23(c) of the 1940 Act, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the six months ended April 30, 2019, the Fund repurchased 10,500 (0.21% of the shares outstanding at October 31, 2018) of its shares for a total cost of $97,970 at a weighted average discount of 15.79% of net asset value. For the year ended October 31, 2018, the Fund did not repurchase any of its shares.

G. Market Concentration:

Because the Fund concentrates its investments in securities of Irish Companies, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H. Risk Factors:

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the Unites States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transactions costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

The Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates.

I. Subsequent Event:

Management has evaluated the impact of all subsequent events on the Fund through the date the Financial statements were issued, and has determined that there were no subsequent events.

Additional Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) approved by the Fund’s Board of Directors (the “Directors”), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company LLC (the “Plan Agent”) is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. (“NYSE”), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the NYSE or elsewhere, with the cash in respect of such dividend or distribution, for the participants’ account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund’s common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market, at the prevailing market price, on the 15th of each month or the next business day shares are traded if the 15th is a Saturday, Sunday or holiday. Voluntary cash payments must be received by the Plan Agent at least two business days prior to such investment date. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing of voluntary cash payments to the participant’s account, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent ten days prior to the investment date. Interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

Additional Information (unaudited) (continued)

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant and a transaction fee of $2.50 (which will be deducted from the participant’s voluntary cash payment investment). Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Participants may sell some or all their shares. This can be done either online at www.amstock.com, via telephone, toll free, at 1-800-243-4353 or by submitting the transaction request form at the bottom of the participant’s statement. Requests received either via the Internet or telephone by 4:00 pm, Eastern time, or via the mail by 12:00 pm, Eastern time, will generally be sold the next business day shares are traded. There is a transaction fee of $15 and $0.10 per share commission on sales of shares.

Neither the Fund nor the Plan Agent will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell shares or otherwise participate under the Plan. You must make independent investment decisions based on your own judgment and research. The shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Agent will be liable for any act performed in good faith or for any good faith omission to act or failure to act, including, without limitation, any claim of liability (i) arising out of failure to terminate a participant’s account, sell stock held in the Plan, deposit certificates or direct registration shares, invest voluntary cash payments or dividends; or (ii) with respect to the prices at which stock is purchased or sold for the participant’s account and the time such purchases or sales are made. Without limiting the foregoing, the Plan Agent will not be liable for any claim made more than 30 days after any instruction to buy or sell stock was given to the Plan Agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

Additional Information (unaudited) (continued)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least thirty days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least thirty days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company LLC, P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, telephone number (718) 921-8265.

Fund’s Privacy Policy

For the Fund’s non-EU resident individual registered shareholders:

The New Ireland Fund, Inc. appreciates the privacy concerns and expectations of its registered shareholders and safeguarding their nonpublic personal information (“Information”) is of great importance to the Fund. The Fund collects Information pertaining to its registered shareholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund’s Dividend Reinvestment Plan. The Information is collected from the following sources:

●	Directly from the registered shareholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

●	From the registered shareholder’s broker as the shares are initially transferred into registered form.

Except as permitted by law, the Fund does not disclose any Information about its current or former registered shareholders to anyone. The disclosures made by the Fund are primarily to the Fund’s service providers as needed to maintain account records and perform other services for the Fund’s shareholders. The Fund maintains physical, electronic, and procedural safeguards to protect the shareholders’ Information in the Fund’s possession. The Fund’s privacy policy applies only to its individual registered shareholders. If you are the record holder of shares of the Fund through a third-party broker, bank or other financial institution, that institution’s privacy policies will apply to you and the Fund’s privacy policy will not.

For the Fund’s EU resident individual registered shareholders:

The Fund collects personal data (personal information that can lead to the identity of an individual) pertaining to its registered shareholders, such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund’s Dividend Reinvestment Plan. The personal data is collected from the following sources:

●	Directly from the registered shareholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

●	From the registered shareholder’s broker as the shares are initially transferred into registered form.

Additional Information (unaudited) (continued)

The Fund will not disclose any personal data about registered shareholders who are individuals, except to the Fund’s affiliates such as its investment manager, and with nonaffiliated third parties for the Fund’s everyday business purposes, such as to process your transactions, maintain your account(s), respond to court orders and legal investigations. Nonaffiliated third parties the Fund can share with may include its accountants, attorneys, transfer agents, custodians and broker-dealers.

Please note that it is necessary that your personal data be transferred to the United States so that Fund may perform the agreed upon services for you. The EU’s General Data Protection Regulation (“GDPR”) requires the Fund to disclose to you that no adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it into the United States. However, the Fund does take the security of your personal data seriously. Any party that receives this information pursuant to the foregoing will be authorized to use it only for the services required and as allowed by applicable law or regulation, and will not be permitted to share or use this information for any other purpose. To protect this information, the Fund permits access only by authorized employees who need access to that information in order to perform their jobs. To protect your personal data from unauthorized access and use, the Fund uses security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

You have the right to request a copy of the personal data that the Fund holds about you. If you would like a copy of some or all of your personal data, please call the Fund’s transfer agent at 1-877-295-6932. The Fund shall retain your personal data for as long as you are an investor and thereafter only as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. The GDPR provides EU resident investors with additional rights such as: (1) the right to receive from the Fund your personal data that you have provided to the Fund in a structured, commonly used and machine-readable format (right of portability), as well as the right to have the Fund transmit your personal data that you have provided the Fund to others, upon your request, in such a format; (2) the right to rectify any of your personal data that is inaccurate or incomplete; (3) the right to lodge a complaint of an alleged infringement of the GDPR with an EU supervisory authority in a member state of your habitual residence or place of work; (4) the right to the erasure of your personal data under certain conditions specified in the GDPR, such as when your personal data is no longer necessary for the Fund to perform the services for you, your consent has been withdrawn or when your personal data is no longer legally required to be retained by the Fund; and (5) the right to restrict the processing or object to the processing of your personal data by the Fund under certain conditions specified in the GDPR, such as if you don’t want the Fund to market its products and services to you. You may opt-out/object to the Fund’s marketing to you by calling the Fund’s transfer agent at 1-877-295-6932.

Dated June 22, 2018

Additional Information (unaudited) (continued)

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com. This information is also available from the EDGAR database or the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com, and at http://www.sec.gov.

Advisory Agreement

The Directors, including a majority of the Directors who are not “interested persons” of the Fund under the 1940 Act (the “Independent Directors”), unanimously approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser for an additional annual period at an in-person meeting held on March 12, 2019.

In considering whether to approve the renewal of the Advisory Agreement, the Directors reviewed a variety of information provided by the Adviser and USBGFS, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Adviser. The materials provided to the Directors included, among other items: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory arrangement under the 1940 Act and Maryland law. The Directors, including the Independent Directors, also considered other matters such as: (i) the Adviser’s financial results and financial condition; (ii) the Fund’s investment objective and strategies; (iii) the Adviser’s investment personnel and operations; (iv) the procedures employed to determine the value of the Fund’s assets; (v) the allocation of the Fund’s brokerage, if

Additional Information (unaudited) (continued)

any, including, if applicable, allocations to brokers affiliated with the Adviser and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (vii) possible conflicts of interest. Throughout the process, the Board was afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreement, the Directors received materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Adviser.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also discussed the proposed continuances in a private session with counsel at which no representatives of the Adviser were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Fund, the Directors considered all factors they believed relevant, including the following:

1) the total compensation to be received, directly or indirectly, by the Adviser;

2) the expenses incurred by the Adviser in performing services under the Agreement;

3) the Fund’s expense ratio;

4) the possible reduction in advisory fees to reflect economies of scale;

5) competitive prices for comparable services;

6) competitive expense ratios; and

7) past performance and reliability of the Adviser.

The Directors did not identify any single factor as determinative. Individual Directors may have evaluated information presented differently from one another, giving different weights to different factors.

Matters considered by the Directors, including the Independent Directors, in connection with their approval of the Advisory Agreement included in the factors listed below.

Nature, Extent and Quality of Services Provided by the Adviser

The Directors considered the nature, extent and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services continue to expand as a result of regulatory and other market developments. The Directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own compliance program and coordinates certain activities with the Fund’s Chief Compliance Officer, and these compliance programs are routinely refined and enhanced in light of new regulatory requirements and current market conditions. The Directors considered the Adviser’s investment experience, the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund.

Additional Information (unaudited) (continued)

The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Fund’s other service providers, also were considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

At the request of the Directors, the Adviser provided information concerning the profitability to the Adviser of the Advisory Agreement. The Directors reviewed with the Adviser assumptions and methods of allocation used by the Adviser in preparing this Fund-specific profitability data. The Directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts. This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the Directors considered the effect of fall-out benefits on the Adviser’s expenses. The Directors recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides, to the Fund. Based on their review, they concluded they were satisfied that the Adviser’s level of profitability, from its relationship with the Fund, was not excessive.

Fall-Out Benefits

The Directors also considered so-called “fall-out benefits” to the Adviser and its affiliates, such as reputational and other benefits from the Adviser’s association with the Fund. The Directors considered any possible conflicts of interest associated with these fall-out and other benefits.

Investment Results

The Directors considered the investment results of the Fund as compared to the twelve other single country closed-end equity funds (“Peer Funds”) based on the information provided by Broadridge, an independent third-party provider of investment company data, and by reviewing the performance of the Fund’s benchmark. In addition to the information received by the Directors for the Meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year.

The comparative information showed that the performance of the Fund compared favorably to the Peer Funds over the one-, three-, five- and ten-year periods ended October 31, 2018. It was also noted that the Fund’s diversification requirements limited its investment flexibility compared to other advisory accounts advised by the Adviser. The Directors also took into account the impact of the Fund’s rights offering on the Fund’s performance. Based upon this review, the Directors concluded that the Fund’s relative investment performance over time had been satisfactory.

Additional Information (unaudited) (continued)

Advisory Fee

The Adviser reviewed with the Directors the major differences in the scope of services it provides to institutional clients and to the Fund. For example, despite not being required, under the Advisory Agreement, the Adviser provides, among other things, consultants who serve as officers of the Fund (which officers provide required certifications, with the attendant costs and exposure to liability). The Adviser also assists in coordinating the provision of services to the Fund by certain nonaffiliated service providers. In looking at fee comparisons, the Directors took these aspects into consideration.

The information provided by Broadridge showed that the Fund’s total management fee, which included the advisory fee, administration and transfer agent fee, was a rate of approximately 0.723% (based on net assets at October 31, 2018) was well within the range of advisory fees paid by the Peer Funds, and was below the median for the group of Peer Funds. The advisory fee was the lowest of the Peer Funds. The Directors also considered that the Adviser must pay for research as a result of its compliance with the Markets in Financial Instruments Directive (“MiFID II”).

The Directors recognized the limitations on the usefulness of these comparisons, given the potential varying nature, extent and quality of the services provided by the advisers of other portfolios. Similar limitations are inherent in comparing services being provided by the Adviser to its other clients.

The Directors took into account that, although the Adviser may realize economies of scale in managing the Fund as its assets increase, there are substantial restraints on the growth of Fund assets. These are: (a) a public offering may only reasonably be made in rights offerings, or when the market price of the Fund’s shares exceeds the Fund’s net asset value per share; and (b) stockholders either take dividends or distributions in cash or they reinvest them in secondary market purchases of Fund shares, neither of which serves to increase Fund assets.

The Directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of the Peer Funds. It was noted that the Fund’s total expense ratio of 2.14% was higher in comparison to the expense ratios of the Peer Funds. The increased expense ratio is primarily as a result of the reduced asset size of the Fund. The Directors considered the factors that impacted the Fund’s expenses.

After considering this information, the Directors concluded that they believed that the Fund’s advisory fee was reasonable, with the breakpoint in the advisory fee being set at a relatively low level of assets. They also concluded that the absolute dollar fees paid to the Adviser were modest in light of the commitment required to advise the Fund, and that they were satisfied with the nature and quality of the services provided.

In addition, the Directors recognized that many industry observers have noted that the level of services required and risks involved in managing registered investment companies are significantly different from those for pension and institutional accounts and that market fees vary accordingly.

Additional Information (unaudited) (continued)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the investment advisory arrangements between the Fund and the Adviser were fair and reasonable and that the renewal of the Advisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Independent Directors voting separately, approved the Advisory Agreement for an additional one-year term.

The New Ireland Fund, Inc.

Directors and Officers

Margaret Duffy	–	Director and Chair of the Board
David Dempsey	–	Director
Sean Hawkshaw	–	Director and President
Michael A. Pignataro	–	Director
Eleanor Hoagland	–	Director
Lelia Long	–	Treasurer
Angela Ter Maat	–	Secretary
Salvatore Faia	–	Chief Compliance Officer

Investment Adviser
KBI Global Investors (North America) Ltd
One Boston Place
201 Washington St,
36th Floor
Boston, MA 02108

Administrator
U.S. Bancorp Fund Services, LLC
811 E Wisconsin Ave
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. Rivercenter Dr., MK-WI-5302
Milwaukee, WI 53212

Shareholder Servicing Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia PA 19102-2529

Correspondence
All correspondence should be addressed to:
The New Ireland Fund, Inc.
c/o KBI Global Investors (North America) Ltd
One Boston Place
201 Washington Street
36th Floor
Boston, MA 02108

Telephone inquiries should be directed to:
1-800-GO-TO-IRL (1-800-468-6475)

Email inquires should be sent to:
investor.query@newirelandfund.com

Website address:
www.newirelandfund.com

IR-SAR 4/19

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 11/01/18-11/30/18	-	-	-	-
Month #2 12/01/18-12/31/18	-	-	-	-
Month #3 01/01/19-01/31/19	-	-	-	-
Month #4 02/01/19-02/28/19	-	-	-	-
Month #5 03/01/19-03/31/19	4,500	$9.26	4,500	493,678
Month #6 04/01/19-04/30/19	6,000	$9.35	6,000	487,678
Total	10,500	$9.31	10,500	487.678

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The New Ireland Fund, Inc.

By (Signature and Title)	/s/ Sean Hawkshaw
Sean Hawkshaw, President

Date	6/20/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Sean Hawkshaw
Sean Hawkshaw, President

Date	6/20/19

By (Signature and Title)	/s/ Lelia Long
Lelia Long, Treasurer

Date	6/20/19